UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2018

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2018, Brady Corporation (the “Company”) issued a press release announcing its fiscal 2019 first quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 5.07	SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 14, 2018, at the Company’s Annual Shareholders’ Meeting, the holders of all of the 3,538,628 shares of the Company’s Class B Common Stock voted unanimously in favor of electing the following persons to serve as the Company’s directors until the next annual meeting of shareholders and until their successors have been elected:

Patrick W. Allender
Gary S. Balkema
Elizabeth P. Bruno
Nancy L. Gioia
Conrad G. Goodkind
Frank W. Harris
J. Michael Nauman
Bradley C. Richardson

Item 7.01	REGULATION FD DISCLOSURE

On November 15, 2018, the Company hosted a conference call related to its fiscal 2019 first quarter financial results. A copy of the slides referenced in the conference call, which is also posted on the Corporation’s website, is being furnished to the Securities and Exchange Commission as Exhibit 99.2 attached hereto and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated November 15, 2018, relating to first quarter fiscal 2019 financial results.
99.2	Informational slides provided by Brady Corporation, dated November 15, 2018, relating to first quarter fiscal 2019 financial results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: November 15, 2018

/s/ AARON J. PEARCE
Aaron J. Pearce
Chief Financial Officer and Treasurer